Exhibit 99.1

1 2010 Annual Meeting

CALL TO ORDER

William B. Skoglund J. Douglas Cheatham Chairman, Chief Financial Officer President & CEO James L. Eccher Stewart Beach Chief Operating Officer Exec. VP Wealth Management President & CEO Presenters

Bancorp Board Members William B. Skoglund J. Douglas Cheatham James L. Eccher Edward Bonifas Marvin Fagel Barry Finn William Kane John Ladowicz William Meyer Gerald Palmer James Schmitz D. Chet McKee (Senior Director)

Appointed Proxies for Management James Benson Barry Finn Townsend L. Way, Jr.

Quorum Represented/ Notice of Meeting Inspectors of Election Robin Hodgson June Courtney Edward Bonifas

Minutes: 2009 Annual Meeting

Proposal to Increase Authorized Shares

Election of Directors Edward Bonifas William Meyer William B. Skoglund

Non-Binding Advisory Proposal on Old Second’s Executive Compensation

Ratification/Approval of Plante & Moran, PLLC

Forward-looking statements In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of Old Second’s operations. Forward-looking statements generally include words such as believes, expects, anticipates and other similar expressions. Stockholders should note that many factors could affect the future financial results of Old Second, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; volatility in interest rates; and other risks and uncertainties which are summarized in our SEC filings. Old Second undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation.

REAL GROSS DOMESTIC PRODUCT
6.0
4.0
2.0
0.0
-2.0
-4.0
-6.0
-8.0
2.8
2.9
3.0
3.5
4.1
1.7
3.1
2.1
5.4
1.4
0.1
3.0
1.2
3.2
3.6
2.1
-0.7
1.5
-2.7
-5.4
-6.4
-0.7
2.2
5.9
2.8
2.8
2.8
3.0
1Q2004
3Q2004
1Q2005
3Q2005
1Q2006
3Q2006
1Q2007
3Q2007
1Q2008
3Q2008
1Q2009
3Q2009
1Q2010
3Q2010

Green = Actual; Blue = Blue Chip Consensus

(1) GDP: Actual numbers from Bloomberg as of 4Q 2009 (prelim.); estimates from Blue Chip as of 2/2010.

Old Second

13

Collapse in residential construction 14 Source: Stratages

The current ratio* of 131/112 = 1.17 still appears too high by historical standards, but an improvement from last year. 112 Million Households 131 Million Homes 1.12 Houses/HH Still a Housing Supply Problem 15 Source: Stratages U.S. Housing Stock vs Total Households 80.0 90.0 100.0 110.0 120.0 130.0 1982 1985 1988 1991 1994 1997 2000 2003 2006 2009

Still +5 Million Too Many Homes Still a Housing Supply Problem 16 Source: Stratages Total Vacant Housing Units: United States Thous 05 00 95 90 85 20000 18000 16000 14000 12000 10000 8000 20000 18000 16000 14000 12000 10000 8000

Kane County Statistics Source RealtyTrac.com. 10/30/08 10/26/09 3/30/10 Pre-Foreclosure 2,392 3,129 3,008 Auction 1,926 2,642 2,497 Bank-Owned 976 1,250 2,256 17

Will County Statistics Source RealtyTrac.com. 10/30/08 10/26/09 3/30/10 Pre-Foreclosure 4,010 4,419 5,428 Auction 1,049 1,149 880 Bank-Owned 1,654 2,393 2,768 18

Kendall County Statistics Source RealtyTrac.com. 10/30/08 10/26/09 3/30/10 Pre-Foreclosure 220 615 1,335 Auction 58 15 206 Bank-Owned 235 595 776 19

. Bloomberg as of 3/2010. 20

Things looking better but Head Winds Remain Head Winds High unemployment Housing prices still weak and values declining Government deficits Potential higher taxes Uncertain government regulation Commercial Real Estate vacancy levels high Mortgage rates increasing Tail Winds Jobs are being created Retail sales are improving Confidence reviving but still low High level of cash on business balance sheets Still stimulus dollars to be spent Capital expenditures on the verge of rebounding 21

22 2009 Operating Strategies Reduce Expenses ($1 million per month goal was achieved, excluding OREO and FDIC increases.) Staff reduction in excess of 10% Branch closings: 4 in 2009 and 3 in early 2010 Eliminated planned 2009 profit sharing Reduced 401(k) Company match Eliminated management bonuses Bolster Capital U.S. Treasury Capital Purchase Program (TARP) De-leverage balance sheet (shrink assets) While maximizing liquidity and Enhancing net interest margin Evaluate alternatives

23 2009 Performance 2009 2008 Assets $2,596,657 $2,984,605 Loans $2,062,826 $2,271,114 Securities available for sale $229,330 $405,577 Borrowing $117,250 $371,190 Deposits $2,206,277 $2,387,128 Net (loss) income ($65,588) $11,824 Diluted (loss) earnings per share ($5.04) $0.86 Net interest margin 3.47% 3.45% Pre-tax pre-provision earnings (Excluding goodwill impairment) $43,700 $46,928 See Non-GAAP disclosures contained in the appendix.

24 Net Noninterest Expenses Net noninterest expenses equals noninterest expenses minus noninterest income. Excludes goodwill impairment charge in the second quarter of 2009.

25 Capital Ratios Source: Company reports and SNL Securities. Peer Group: Midwest banks between $1 billion and $10 billion with positive common equity. See disclosures contained in the appendix.

Source: Company reports and SNL Securities. Peer Group: Midwest banks between $1 billion and $10 billion with positive common equity. See Non-GAAP disclosures contained in the appendix. 26 Tangible Common Equity 78.8% 85.9% 88.8% 148.1% 78.4% Less than 4% 4% to 6% 6% to 8% 8% or more Price to Tangible Book Value Stratified by Tangible Common Equity Ratio Peer OSBC

27 Liquidity Total Availability Used or Pledged Unused Capacity Federal Home Loan Bank of Chicago $203,861 $ 26,204 $177,657 Federal Reserve Secured Borrowing 281,850 0 281,850 Federal Funds Line 25,000 0 25,000 Securities Portfolio 196,325 129,186 67,139 Total $707,036 $165,390 $541,646 Primary funding is provided by deposits. The above sources are supplemental. The Company does not rely on brokered deposits. (CDAR’s are technically brokered, but these are all local customers.) Federal Reserve capacity requires additional pledging of loans. Strong liquidity: Currently selling over $90 million in overnight funds.

Source: Company reports and SNL Securities. Peer Group: Midwest banks between $1 billion and $10 billion with positive common equity. See Non-GAAP disclosures contained in the appendix. 28 Core Earnings Ratios Net Interest Margin (%) (tax equivalent) Efficiency Ratio (%) Net Operating Expense to Average Total Assets (%) 62.3 62.3 58.7 57.6 56.8 66.6 68.0 65.8 65.7 68.3 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 OSBC Peer 1.63 1.44 1.36 1.24 1.25 1.75 1.69 1.58 1.68 1.84 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 OSBC Peer 3.56 3.37 3.42 3.39 3.72 3.46 3.48 3.37 3.47 3.51 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 OSBC Peer

Source: Company reports and SNL Securities. Peer Group: Midwest banks between $1 billion and $10 billion with positive common equity. See Non-GAAP disclosures contained in the appendix. 29 Core Earnings - Continued 1.60 1.46 1.32 1.66 1.80 1.29 1.49 1.39 1.32 1.14 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Pre-Tax Pre-Provision ROA (%) OSBC Peer (Excludes Goodwill Impairment)

30 Loan Portfolio Mix (In Millions) 2009 2008 Commercial & Industrial $ 207 $ 243 Real Estate - Commercial 925 929 Real Estate - Construction 274 373 Real Estate - Residential 642 701 Other 15 25 $ 2,063 $ 2,271 Commercial & Industrial 10% RE Commercial 45% RE Construction 13% RE Residential 31% Other 1% 2009 Commercial & Industrial 11% RE Commercial 41% RE Construction 16% RE Residential 31% Other 1% 2008

31 Non-Performing/Charge-Offs (in millions) Total Non-Performing Loans 2009 Charge-Offs 2009 2008 Real Estate-Construction $94,770 50% $60,173 $6,146 Real Estate Residential Investor $26,396 13.9% $3,520 $932 Owner Occupied $23,481 12.4% $1,546 $70 Revolving & Junior Liens $1,488 0.8% $1,172 $418 Real Estate-Commercial, Nonfarm $40,401 21.3% $4,148 $1,277 Real Estate-Commercial, Farm $1,286 0.7% - - Commercial & Industrial $1,384 0.7% $3,493 $115 Other $504 0.3% $926 $426 Total $189,710 100% $74,978 $9,384

32 Construction & Development Composition % of C&D Portfolio % of Segment NPL Homebuilder Lots & Spec/Model Homes 35.2% 54.5% Land Only 21.1% 26.5% Speculative Commercial Lots & Buildings 32.0% 12.7% Other Construction 11.7% 5.7% % of portfolio in C&D is 13%, down from a peak of 22% in early 2008. Minimal amount of city condo construction & office building. Less than 1% of the homebuilder exposure is outside N Illinois or NW Indiana. Only 2.5% of the C&D portfolio is 30-89 days past due and still accruing.

33 O2 Focused On Reducing Exposure to Land Development and Construction Loans As of December 31, 2009 Residential Construction 40% Commercial Construction 37% Land Hold Development 23% Construction Categories 2008 Dollars 2009 Dollars % of Residential Construction (In Millions) (In Millions) Inc/Dec Spec 1-4 Family/Models/lot 166 95 <43%> Pre-Sold const/Owner Lots 22 15 <32%> Commercial Construction Spec Lots 50 32 <36%> Commercial Construction 63 72 14% Land Hold – Development 71 57 <20%> Total Commercial Construction 150 148 <1%> TOTAL CONSTRUCT LOANS 373 271 <27%> Percent of Loan Portfolio 16% 13%

34 Commercial Real Estate Composition % of CRE Portfolio % of Segment NPL 30-89 Owner Occupied 49% 3% 0.64% Non-Owner Occupied 37% 4% 0.95% Strip Malls 14% 11% 0.0% Average Loan Size is approximately $700,000. All loans over $5MM comprises 17.5% of the total. Less than 4% of it is located in areas outside of NE Illinois. Primarily comprised of typical low-rise, suburban office, industrial, warehouse and retail properties

35 Composition of Non-Performing Loans Relative to their Share of Total Portfolio Category % of NPL Sub-Segment Sub-Segment % of Portfolio C&D 50% Homebuilder 55% 5% Land 27% 3% Comm’l Spec 17% 2% Other C&D 1% 3% Residential 26% Consumer 1sts 47% 10% 1-4 Investor 29% 6% Multi-Family 24% 7% CRE 21% Strip Malls 34% 6% Non-Owner 33% 16% Owner 33% 21% All other (C&I, HELOC, & Consumer) 3% 21%

36 Construction & Development Problems Loan Charge-Offs (in millions) 2009 2008 Real Estate Construction $ 60.2 $ 6.1 Residential Real Estate 6.2 1.4 Real Estate Commercial 4.2 1.4 Commercial & Industrial 3.5 0.1 Other 0.9 0.4 Total $ 75.0 $ 9.4

Source: Company reports and SNL Securities. Peer Group: Midwest banks between $1 billion and $10 billion with positive common equity. See Non-GAAP disclosures contained in the appendix. 37 Core Earnings 1.60 1.46 1.32 1.66 1.80 1.29 1.49 1.39 1.32 1.14 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Pre-Tax Pre-Provision ROA (%) OSBC Peer (Excludes Goodwill Impairment)

38 Controlling Expenses Source: Company reports including regulatory filings. 500 520 540 560 580 600 620 640 2008 2009 Full Time Employees 37 38 39 40 41 42 43 44 45 2008 2009 Total Salary Expense (in millions)

39 Residential Banking Highlights 2009 Record income of $11.8 million and 62% over 2008. Closed record $482 million in first mortgages. 26% over 2008. Sold $113 million in mortgages to FNMA. Climbed to 4th in market share in Kane County and 3rd in Kendall and DeKalb Counties. Wealth Management Highlights 2009 Pre-tax income up 5% despite challenging equity markets. Pre-tax gross profit margin remains high at 50%. Continued focus on high level service and retention.

40 Deposits 2009 $2,206,277 14% 39% 48% 13% 45% 41% Difference: 2009 from 2008 (in millions) % Change Non Interest Bearing (10) -3.1% Savings/NOW/MMA 66 7.1% CDs (237) -20.8% Net (181) -7.6% 2008 $2,387,128

41 43% 9% 13% 17% 18%

Deposit Market Share Source: FDIC SOD thru 6/30/09 Report 10/15/09 42 KANE COUNTY 2009 Rank Institution 2009 Total Deposits in Markets ($000) 2009 Total Market Share (%) 1 Old Second 1,487,113 16.84 2 BMO Financial 865,087 9.80 3 JP Morgan 835,095 9.46 4 PNC Financial 784,342 8.88 KENDALL COUNTY 2009 Rank Institution 2009 Total Deposits in Markets ($000) 2009 Total Market Share (%) 1 Old Second 358,426 23.96 2 Lauritzen Corp 189,173 12.64 3 Metropol. Bancp 157,035 10.50 4 BMO Financial 128,488 8.59

43 Capital 2009 2008 Tier 1 leverage ratio 8.48% 6.50% Tier 1 capital to risk weighted assets 9.96% 7.66% Total Capital to risk weighted assets 13.26% 10.76% See disclosures contained in the appendix.

44 Regulatory Capital (in millions) Old Second Bancorp Actual at year-end Minimum req’d for Capital Adequacy Purposes Excess Capital Above Min. Amount Ratio Amount Ratio 2009 Total capital to risk weighted assets $ 294,761 13.26% $ 177,835 8.00% +116,926 Tier 1 capital to risk weighted assets 221,520 9.96% 88,964 4.00% +132,556 Tier 1 capital to average assets 221,520 8.48% 104,491 4.00% +117,029 2008 Total capital to risk weighted assets $ 263,260 10.76% $ 195,732 8.00% +67,528 Tier 1 capital to risk weighted assets 187,548 7.66% 97,936 4.00% +89,612 Tier 1 capital to average assets 187,548 6.50% 115,414 4.00% +72,134

45 Operating Strategies Manage business for return to growth & profitability. Aggressively decrease non-performing loans. Actively manage balance sheet & capital. Maintain cost controls. Continue to diversify loan portfolio. Drive core deposit growth & retention through relationship building. Continue to maintain a high level of client service. Build fee income sources.

46 Appendix: Non-GAAP Disclosures This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). These measures include net interest margin on a fully tax equivalent basis; ratio of net operating expense to average assets and ratio of core pre-tax, pre-provision earnings, with the net gains and losses on available for sale securities excluded from the non interest income components and non-recurring expense and second quarter 2009 goodwill impairment charges excluded from the non-interest expense components of these ratios; ratios of tangible common equity to tangible assets and price to tangible book value stratified by tangible common equity ratio. Our management uses these non-GAAP measures in its analysis of our performance. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax equivalent basis, and accordingly believes that providing these measures may be helpful for peer comparison purposes. Management also believes that by excluding net gain and losses on securities available for sale and other real estate from the non-interest income component and excluding the FDIC special assessment expense from non-interest expense of the efficiency ratio and the ratio of annualized net non-interest expense to average assets, these ratios better reflect our core operating performance. Management believes the presentation of these other financial measures excluding the impact of such items provides useful supplemental information that is helpful in understanding our financial results, as they provide a method to assess management's success in utilizing our tangible capital. These disclosures should not be viewed as substitutes for the results determined to be in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Bank regulatory agencies have adopted capital standards by which all banks and bank holding companies are evaluated. Those agencies define the basis for these calculations including the prescribed methodology for the calculation of the amount of risk-weighted assets. The risk based capital guidelines were designed to make regulatory capital requirements more sensitive to differences in risk profiles among banks. The ratios disclosed are calculated consistently with banking regulatory requirements.

47 The following table presents a reconciliation of total stockholders equity to tangible stockholders equity (in thousands): Tangible common equity Dec 31, 2008 March 31, 2009 June 30, 2009 Sep 30, 2009 Dec 31, 2009 Total stockholder's equity as reported $ 193,096 $ 265,041 $ 207,261 $ 210,815 $ 197,208 Less: preferred stock - 68,448 68,619 68,827 69,039 Less: goodwill 59,040 57,579 - - - Less: core deposit and other intangibles, net 7,821 7,529 7,238 6,946 6,654 Tangible common equity $ 126,235 $ 131,485 $ 131,404 $ 135,042 $ 121,515 The following table reconciles net interest margin on a fully tax equivalent basis to net interest margin for the periods presented, assuming a 35% federal tax rate. Net interest margin % Dec 31, 2008 March 31, 2009 June 30, 2009 Sep 30, 2009 Dec 31, 2009 Net interest margin 3.43% 3.25% 3.30% 3.27% 3.62% Plus: Tax equivalent effect 0.12% 0.12% 0.12% 0.12% 0.10% Net interest margin, fully tax equivalent 3.56% 3.37% 3.42% 3.39% 3.72% Total interest income $ 37,710 $ 35,713 $ 33,788 $ 31,943 $ 31,206 Total interest expense 14,297 13,507 12,114 10,921 8,971 Net interest income as reported 23,413 22,206 21,674 21,022 22,235 Tax equivalent interest income 843 827 817 775 602 Tax equivalent net interest income $ 24,256 $ 23,033 $ 22,491 $ 21,797 $ 22,837 Average earning assets $ 2,711,905 $ 2,774,892 $ 2,635,707 $ 2,553,872 $ 2,437,286 Appendix: Non-GAAP Disclosures

48 Annualized net non-interest expense to average assets calculation Dec 31, 2008 March 31, 2009 June 30, 2009 Sep 30, 2009 Dec 31, 2009 Operating expense $ 20,410 $ 21,277 $ 80,853 $ 20,238 $ 22,262 Less: other real estate expense 74 844 3,328 1,862 2,801 Less: core deposit intangible amortization 299 292 291 292 292 Less: goodwill impairment charge 57,579 Less: FDIC special assessment 1,300 Operating expense-as adjusted 20,037 20,141 18,355 18,084 19,169 Other non-interest income 8,510 9,164 10,325 10,212 13,346 Less: net gains (losses) on available for sale securities 519 (77) 1,391 454 1,986 Less: net gains(losses) on sale of other real estate owned - (52) 345 169 431 Other non-Interest income-as adjusted 7,991 9,293 8,589 9,589 10,929 Net operating expense $ 12,046 $ 10,848 $ 9,766 $ 8,495 $ 8,240 Average assets 2,951,353 3,011,430 2,866,806 2,733,418 2,646,122 Annualized net non-interest expense to average assets 1.63% 1.44% 1.36% 1.24% 1.25% Annualized net non-interest expense to average assets (without adjustments) 1.61% 1.61% 9.84% 1.47% 1.35% Core pre-tax, pre provision earnings Dec 31, 2008 March 31, 2009 June 30, 2009 Sep 30, 2009 Dec 31, 2009 Income (loss) before income taxes $ (8,859) $ 1,495 $ (95,537) $ 2,121 $ (16,219) Provision for loan losses 21,215 9,425 47,500 9,650 30,140 Pre-tax, pre-provision earnings $ 12,356 $ 10,920 $ (48,037) $ 11,771 $ 13,921 Non-core other income Net gains(losses) on sale of other real estate owned 519 (77) 1,391 454 1,986 Total non-core other income 519 (77) 1,391 454 1,986 Non-core other expense Other non-recurring expense (61) - 1,300 - - Goodwill impairment charge - 57,579 - - Total non-core other expense (61) - 58,879 - - Pre-tax, pre-provision, pre-impairment earnings $ 11,776 $ 10,997 $ 9,451 $ 11,317 $ 11,935 Appendix: Non-GAAP Disclosures